UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   February 23, 2005
                                                   -----------------

                        Nelnet Student Loan Funding, LLC
                        --------------------------------
             (Exact name of registrant as specified in its charter)
                                   Sponsor of
                        Nelnet Student Loan Trust 2005-1

            Delaware                333-118566-01                 75-2997993
            --------                -------------                 ----------
  (State of other jurisdiction       (Commission                (IRS Employer
       of incorporation)             File Number)            Identification No.)


121 South 13th Street, Suite 201, Lincoln, Nebraska                   68508
--------------------------------------------------------------------------------
               (Address of principal executive offices)             (ZipCode)

Registrant's telephone number, including area code (402) 458-2301
                                                   -----------------------------


         (Former name or former address, if changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14(d)-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) un the Exchange Act (17 CFR240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        Effective as of February 23, 2005, Nelnet Student Loan Funding, LLC ("Nelnet Funding") entered into the following agreements: (a) an Indenture of Trust dated as of February 1, 2005, by and between Nelnet Funding and Zions First National Bank, as indenture trustee (the "Indenture"); and (b) a Trust Agreement by and between Nelnet Funding and Wilmington Trust Company, as Delaware trustee (the "Trust Agreement"). In addition, on February 16, 2005, Nelnet Funding entered into an Underwriting Agreement among Nelnet Funding, Banc of America Securities LLC and Credit Suisse First Boston LLC (the "Underwriting Agreement"). The Indenture, the Trust Agreement and the Underwriting Agreement were executed in connection with Nelnet Student Loan Trust 2005 - 1's issuance of $1,267,000,000 of its student loan asset-backed notes on February 23, 2005. The details of this issuance are contained in the prospectus supplement filed with the Securities and Exchange Commission pursuant to Rule 424(b) on February 18, 2005.

        The following agreements were also executed and delivered as of February 1, 2005 by the respective parties thereto: (a) the Loan Purchase Agreement by and between Nelnet Student Loan Trust 2005-1 acting through Zions First National Bank as indenture trustee and eligible lender trustee, and Nelnet Funding; (b) the Master Servicing Agreement by and among National Education Loan Network, Inc., Nelnet Student Loan Trust 2005-1 and Nelnet Funding; and (c) the Administration Agreement among Nelnet Student Loan Trust 2005-1, Wilmington Trust Company, as Delaware trustee, Zions First National Bank, as indenture trustee, and National Education Loan Network, Inc.

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

        The Trust used the net proceeds from the sale of the notes to purchase $1,246,188,171 of student loans originated under the Federal Family Education Loan Program.

ITEM 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

1.1 Underwriting Agreement among Nelnet Student Loan Funding, LLC, Banc of America Securities LLC and Credit Suisse First Boston LLC dated as of February 16, 2005 (filed herewith).

4.1 Indenture of Trust by and between Nelnet Student Loan Funding, LLC and Zions First National Bank, dated as of February 1, 2005 (filed herewith).

4.2 Trust Agreement by and between Nelnet Student Loan Funding, LLC and Wilmington Trust Company, as Delaware trustee, dated as of January 1, 2005 (filed herewith).

99.1 Loan Purchase Agreement by and between Nelnet Student Loan Trust 2005-1, acting through Zions First National Bank, as indenture trustee and Nelnet Student Loan Funding, LLC, dated as of February 1, 2005 (filed herewith).

99.2 Master Servicing Agreement by and among National Education Loan Network, Inc., Nelnet Student Loan Trust 2005-1 and Nelnet Student Loan Funding, LLC, dated as of February 1, 2005 (filed herewith).

99.3 Administration Agreement among Nelnet Student Loan Trust 2005-1, Wilmington Trust Company, as Delaware trustee, Zions First National Bank, as indenture trustee, and National Education Loan Network, Inc., dated as of February 1, 2005 (filed herewith).


                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          NELNET STUDENT LOAN
                                          FUNDING, LLC


                                          By:  NELNET STUDENT LOAN FUNDING
                                              MANAGEMENT CORPORATION, as Manager



                                          By: /s/ Jeffrey Noordhoek
                                             -----------------------------------
                                             Jeffrey Noordhoek
                                             Vice President

Dated:  February 28, 2005

                                  EXHIBIT INDEX



               Exhibit


(1.1)  Underwriting Agreement
(4.1)  Indenture of Trust
(4.2)  Trust Agreement
(99.1) Loan Purchase Agreement
(99.2) Master Servicing Agreement
(99.3) Administration Agreement